This Lease made the  day of  19    , between Sam Savarese              Queens
hereinafter referred to as LANDLORD, and AMERICAN MEDICAL              Flushing
ALERT CORP., a domestic corporation with offices at:                   Lease
                                                                       Effective
                                                                       7-1-95
hereinafter jointly, severally and collectively referred to as TENANT.

       Witnesseth, that the Landlord hereby leases to the Tenant, and the Tenant hereby hires and takes from the Landlord the premises on the first floor only---

in the building known as 169-10 Crocheron Avenue, Flushing, New York to be used and occupied by the Tenant For offices only.

and for no other purpose, for a term to commence on July 1, 1995 1995, and to and on June 30 1998 unless sooner terminated as hereinafter provided, at the ANNUAL RENT of

                  1st year    =     $13,200.00
                  2nd year    =     $13,860.00
                  3rd year    =     $14,553.53

all payable in equal monthly instalments in advance on the first day of each and every calendar month during said term,

except the first instalment, which shall be paid upon the execution hereof.

         THE TENANT JOINTLY AND SEVERALLY COVENANTS:

         FIRST. - That the Tenant will pay the rent as above provided.

         SECOND. - That, throughout said term the Tenant will take good care of the demised premises, fixtures and appurtenances, and all alterations, additions and improvements to either; make all repairs in and about the same necessary to preserve them in good order and condition, which repairs shall be, in quality and class, equal to the original work; promptly pay the expense of such repairs; suffer no waste or injury; give prompt notice to the Landlord of any fire that may occur; execute and comply with all laws, rules, orders, ordinances and regulations at any time issued or in force (except those requiring structural alterations), applicable to the demised premises or to the Tenant's occupation thereof, of the Federal, State and Local Governments, and of each and every department, bureau and official thereof, and of the New York Board of Fire Underwriters; permit at all times during usual business hours, the Landlord and representatives of the Landlord to enter the demised premises for the purpose of inspection, and to exhibit them for purposes of sale or rental; suffer the Landlord to make repairs and improvements to all parts of the building, and to comply with all orders and requirements of governmental authority applicable to said building or to any occupation thereof; suffer the Landlord to erect, use, maintain, repair and replace pipes and conduits in the demised premises and to the floors above and below; forever indemnify and save harmless the Landlord for and against any and all liability, penalties, damages, expenses and judgments arising from injury during said term to person or property of any nature, occasioned wholly or in part by any act or acts, omission or omissions of the Tenant, or of the employees, guests, agents, assigns or undertenants of the Tenant and also for any matter or thing growing out of the occupation of the demised premises or of the streets, sidewalks or vaults adjacent thereto; permit, during the six months next prior to the expiration of the term the usual notice "To Let" to be placed and to remain unmolested in a conspicuous place upon the exterior of the demised premises; repair, at or before the end of the term, all injury done by the installation or removal of furniture and property; and at the end of the term, to quit and surrender the demised premises with all alterations, additions and improvements in good order and condition.

         THIRD. - That the Tenant will not disfigure or deface any part of the building, or suffer the same to be done, except so far as may be necessary to affix such trade fixtures as are herein consented to by the Landlord; the Tenant will not obstruct, or permit the obstruction of the street or the sidewalk adjacent thereto; will not do anything or suffer anything to be done upon the demised premises which will increase the rate of fire insurance upon the building or any of its contents, or be liable to cause structural injury to said building; will not permit the accumulation of waste or refuse matter, and will not, without the written consent of the Landlord first obtained in each case, either sell, assign, mortgage or transfer this lease, underlet the demised premises or any part thereof, permit the same or any part thereof to be occupied by anybody other than the Tenant and the Tenant's employees, make any alterations in the demised premises, use the demised premises or any part thereof for any purpose other than the one first above stipulated, or for any purpose deemed extra hazardous on account of fire risk, nor in violation of any law or ordinance. That the Tenant will not obstruct or permit the obstruction of the light, halls, stairway or entrances to the building, and will not erect or inscribe any sign, signals or advertisements unless and until the style and location thereof have been approved by the Landlord; and if any be erected or inscribe without such approval, the Landlord may remove the same. No water cooler, air conditioning unit or system or other apparatus shall be installed or used without the prior written consent of Landlord.

         IT IS MUTUALLY COVENANTED AND AGREED, THAT

         FOURTH. - If the demised premises shall be partially damaged by fire or other cause without the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, the damages shall be repaired by and at the expense of Landlord and the rent until such repairs shall be made shall be apportioned according to the part of the demised premises which is usable by Tenant. But if such partial damage is due to the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, without prejudice to any other rights and remedies of Landlord and without prejudice to the rights of subrogation of Landlord's insurer, the damages shall be repaired by Landlord but there shall be no apportionment or abatement of rent. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord and/or-Tenant, and for reasonable delay on account of "labor troubles", or any other cause beyond Landlord's control. If the demised premises are totally damaged or are rendered wholly untenantable by fire or other cause, and if Landlord shall decide not to restore or not to rebuild the same, or if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then or in any of such events Landlord may, within ninety (90) days after such fire or other cause, give Tenant a notice in writing of such decision, which notice shall be given as in Paragraph Twelve hereof provided, and thereupon the term of this lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the demised premises and surrender the same to Landlord. If Tenant shall not be in default under this lease then, upon the termination of this lease under the conditions provided for in the sentence immediately preceding, Tenant's liability for rent shall cease as of the day following the casualty. Tenant hereby expressly waives the provisions of Section 227 of the Real Property Law and agrees that the foregoing provisions of this Article shall govern and control in lieu thereof. If the damage or destruction be due to the fault or neglect of Tenant the debris shall be removed by, and at the expense of, Tenant.

         FIFTH. - If the whole or any part of the premises hereby demised shall be taken or condemned by any competent authority or any public use or purpose then the term hereby granted shall cease from the time when possession of the part so taken shall be required for such public purpose and without apportionment of award, the Tenant hereby assigning to the Landlord all right and claim to any such award, the current rent, however, in such case to be apportioned.

         SIXTH. - If, before the commencement of the term, the Tenant be adjudicated a bankrupt, or make a "general assignment," or take the benefit of any insolvent act, or if a Receiver or Trustee be appointed for the Tenant's property, or if this lease or the state of the Tenant hereunder be transferred or pass to or devolve upon any other person or corporation, or if the Tenant shall default in the performance of any agreement by the Tenant contained in any other lease to the Tenant by the landlord or by any corporation of which an officer of the Landlord is a Director, this lease shall thereby, at the option of the Landlord, be terminated and in that case, neither the Tenant nor anybody claiming under the Tenant shall be entitled to go into possession of the demised premises. If after the commencement of the term, any of the events mentioned above in this subdivision shall occur, or it Tenant shall make default in fulfilling any of the covenants of this lease, other than the covenants for the payment of rent or "additional rent" or if the demised premises become vacant or deserted, the Landlord may give to the Tenant ten days notice of intention to and the term of this lease, and thereupon at the expiration of said ten days' (if said condition which was the basis of said notice shall continue to exist) the term under this lease shall expire as fully and completely as if that day were the date herein definitely fixed for the expiration of the term and the Tenant will then quit and surrender the demised premises to the Landlord, but the Tenant shall remain liable as hereinafter provided.

RE-POSSESSION       If the Tenant  shall make default in the payment of the rent
BY LANDLORD    reserved  hereunder,  or any  item of  "additional  rent"  herein mentioned,  or any part of either or in making any other  payment herein  provided  for, or if the notice last above  provided  for shall have been given and if the condition which was the basis of said  notice  shall  exist at the  expiration  of said ten  days'
               period, the Landlord may immediately,  or at any time thereafter, re-enter  the demised  premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings, or by any suitable  action or  proceeding  at law, or by force or otherwise,  without being liable to  indictment,  prosecution  or damages therefor, and re-possess and enjoy said premises together
RE-LETTING     with all additions,  alterations  and  improvements.  In any such case or in the event that this lease be  "terminated"  before the commencement  of the term,  as above  provided,  the Landlord may either  re-let the demised  premises or any part or parts thereof for the Landlord's own account, or may, at the Landlord's option, re-let the demised  premises or any part or parts  thereof as the agent of the Tenant, and receive the rents therefor, applying the same first to the payment of such  expenses as the  Landlord  may have  incurred,  and then to the  fulfillment of the covenants of the Tenants herein, and the balance, if any, at the expiration of the term first above  provided for,  shall be paid to the Tenant.
               Landlord may rent the premises  for a term  extending  beyond the term hereby granted without  releasing Tenant from any liability.
               In the event that the term of this lease shall expire as above in this  subdivision  "Sixth"  provided,  or  terminate  by  summary proceedings  or otherwise,  and if the Landlord  shall not re-let the  demised  premises  for the  Landlord's  own  account,  then, whether or not the  premises be re-let,  the Tenant  shall remain liable for, and the Tenant  hereby agrees to pay to the Landlord, until the time when this lease  would have  expired  but for such
WAIVER         termination or expiration, the equivalent of the amount of all of
BY TENANT      the rent and "additional  rent" reserved herein,  less the avails of reletting, if any, and the same shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that is, upon each of such rent days the Tenant shall pay to the Landlord the amount of deficiency then existing. The
               Tenant hereby expressly waives any and all right of redemption in case the Tenant shall be dispossessed by judgment or warrant of any court or judge, and the Tenant waives and will waive all right to trial by jury in any summary proceedings hereafter instituted by the Landlord against the Tenant in respect to the demised premises. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.



REMEDIES ARE        In the event of a breach or threatened  breach by the Tenant
CUMULATIVE     of any of the covenants or provision  hereof,  the Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceedings and other remedies were not herein provided for.


                    SEVENTH.   -  If  the  Tenant  shall  make  default  in  the
               performance of any covenant  herein  contained,  the Landlord may immediately,  or at any time thereafter,  without notice, perform the same for the account of the Tenant. If a notice of mechanic's lien be filed against the demised premises or against premises of which the demised  premises are part,  for, or  purporting  to be
LANDLORD       for, labor or material  alleged to have been furnished,  or to be
MAY            furnished  to or for the Tenant at the demised  premises,  and if
PERFORM        the  Tenant  shall fail to take such  action as shall  cause such lien to be  discharged  within  fifteen  days after the filing of such  notice,  the  Landlord  may pay the  amount of such lien or discharge the same by deposit or by bonding  proceedings,  and in the event of such  deposit or bonding  proceedings,  the Landlord may required the lienor to  prosecute  an  appropriate  action to enforce the lienor's  claim.  In such case,  the Landlord may pay any judgment  recovered on such claim. Any amount paid or expense incurred  by the  Landlord as in this  subdivision  of this lease provided, and any amount as to which the Tenant shall at any time be in default  for or in  respect  to the use of water,  electric
               current  or  sprinkler   supervisory  service,  and  any  expense
               incurred  or sum of money paid by the  Landlord  by reason of the failure of the Tenant to comply with any provision  hereof, or in
ADDITIONAL     defending any sch action, shall be deemed to be "additional rent"
RENT           for the  demised  premises,  and shall be due and  payable by the
               Tenant to the Landlord on the first day of any succeeding  month.
               The receipt by the Landlord of any installment of the regular stipulated rent hereunder or any of said "additional rent" shall not be a waiver of any other"additional rent" then due.


AS TO               EIGHTH. - The failure of the Landlord to insist,  in any one
WAIVERS or more instances upon a strict performance of any of the covenants of this lease, or to exercise any option herein contained, shall not be construed as a waiver or a relinquishment for the future of such covenant or option, but the same shall continue and remain in full force and effect. The receipt by the Landlord of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of such breach and no waiver by the Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord. Even though the Landlord shall consent to an assignment hereof no further assignment shall be made without express consent in writing by the Landlord.

COLLECTION          NINTH.  - If  this  lease  be  assigned,  or if the  demised
OF RENT        premises  or any part  thereof be underlet or occupied by anybody
FROM OTHERS    other than the  Tenant the  Landlord  may  collect  rent from the assignee,  under-tenant  or  occupant,  and apply the net  amount collected  to the rent herein  reserved,  and no such  collection
               shall  be  deemed  a  waiver  of  the  covenant   herein  against
               assignment and underletting, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of the Tenant from the further performance by the Tenant of the covenants herein contained on the part of the Tenant.


MORTGAGES           TENTH. - This lease shall be subject and  subordinate at all times, to the lien of the mortgages now on the demised premises, and to all advances made or hereafter to be made upon the security thereof, and subject and subordinate to the lien of any mortgage or mortgages which at any time may be made a lien upon the premises. The Tenant will execute and deliver such further instrument or instruments subordinating this lease to the lien of any such mortgage or mortgages as shall be desired by any mortgagee or proposed mortgagee. The Tenant hereby appoints the Landlord the attorney-in-fact of the Tenant, irrevocable, to execute and deliver any such instrument or instruments for the Tenant.


                    ELEVENTH.  - All improvements  made by the Tenant to or upon the  demised  premises,  except said trade  fixtures,  shall when made,  at once be  deemed to be  attached  to the  freehold,  and
IMPROVEMENTS   become  the  property  of  the  Landlord,  at the  end  or  other expiration of the term, shall be surrendered to the Landlord in as good order and condition as they were when installed, reasonable wear and damages by the elements excepted.


                    TWELFTH.  - Any  notice or demand  which  under the terms of
NOTICES this lease or under any statute must or may be given or made by the parties hereto shall be in writing and shall be given or made by mailing the same by certified or registered mail addressed to the respective parties at the addresses set forth in this lease.



                    THIRTEENTH.  - The  Landlord  shall  not be  liable  for any failure of water supply or electrical current,  sprinkler damage, or  failure  of  sprinkler  service,  nor for injury or damage to
NO LIABILITY   person or property  caused by the elements or by other tenants or
               persons  in  said  building,   or  resulting  from  steam,   gas,
               electricity, water, rain or snow, which may leak or flow from any part of said buildings, or from the pipes, appliances or plumbing works of the same, or from the street or sub-surface, or from any other place, nor for interference with light or other incorporeal hereditaments by anybody other than the Landlord, or caused by operations by or for a governmental authority in construction of any public or quasi-public work, neither shall the Landlord be liable for any latent defect in the building.


                    FOURTEENTH.  - No  diminution or abatement of rent, or other compensation  shall be claimed or allowed  for  inconvenience  or discomfort  arising from the making of repairs or improvements to
NO             the  building  or to its  appliances,  nor for any space taken to
ABATEMENT      comply  with  any  law,  ordinance  or  order  of a  governmental authority.  In respect to the various  "services," if any, herein expressly or impliedly  agreed to be furnished by the Landlord to the Tenant,  it is agreed that there  shall be no  diminution  or
               abatement   of  the  rent,   or  any  other   compensation,   for
               interruption   or   curtailment   of  such  "service"  when  such
               interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The
               Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

                    FIFTEENTH.  - The  Landlord may  prescribe  and regulate the placing of safes, machinery,  quantities of merchandise and other
RULES, ETC.    things.  The  Landlord  may also  prescribe  and  regulate  which elevator and entrances  shall be used by the Tenant's  employees, and for the Tenant's  shipping.  The Landlord may make such other and further rules and regulations as, in the Landlord's judgment, may  from  time to  time  be  needful  for  the  safety,  care or cleanliness  of the building,  and for the  preservation  of good order  therein.  The Tenant and the  employees  and agents of the
               Tenant   will   observe   and  conform  to  all  such  rules  and
               regulations.


                    SIXTEENTH.  - In the vent that an  excavation  shall be made for building or other purposes upon land adjacent to the demised premises or shall be contemplated to be made, the Tenant shall
SHORING OF    afford  to  the  person  or  persons  causing  or to  cause  such
WALLS         excavation,  license to enter upon the demised  premises  for the purpose of doing such work as said person or persons shall deem to be necessary to preserve the wall or walls, structure or structures upon the demised premises from injury and to support the same by proper foundations.


                    SEVENTEENTH.  - No vaults or space not within  the  property line of the  building  are leased  hereunder.  Landlord  makes no representation  as to the  location of the  property  line of the building.  Such vaults or space as Tenant may be permitted to use
VAULT SPACE    or occupy are to be used or occupied  under a  revocable  license and if such  license be revoked by the  Landlord as to the use of part or all of the vaults or space  Landlord shall not be subject
               to  any   liability;   Tenant   shall  not  be  entitled  to  any
               compensation or reduction in rent nor shall this be deemed constructive or actual eviction. Any tax, fee or charge of municipal or other authorities for such vaults or space shall be paid by the Tenant for the period of the Tenants' use or occupancy thereof.


                    EIGHTEENTH.   -  That  during  seven  months  prior  to  the
               expiration of the term hereby granted, applicants shall be admitted at all reasonable hours of the day to view the premises until rented; and the Landlord and the Landlord's agents shall be permitted at any time during the term to visit and examine them
ENTRY at any reasonable hour of the day and workmen may enter at any time, when authorized by the Landlord or the Landlord's agents, to make or facilitate repairs in any part of the building; and if the said tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible hereunder, the Landlord or the Landlord's agents may forcibly enter the same without rendering the Landlord or such agents liable to any claim or cause of action for damages by reason thereof (if during such entry the Landlord shall accord reasonable care to the Tenant's property) and without in any manner affecting the obligations and covenants of this lease; it is, however, expressly understood that the right and authority hereby reserved, does not impose, nor does the Landlord assume, by reason thereof, any responsibility or liability whatsoever for the care or supervision of said premises, or any of the pipes, fixtures, appliances or appurtenances therein contained or therewith in any manner connected.


NO                  NINETEENTH.  - The Landlord has made no  representations  or
REPRE-         promises in respect to said  building or to the demised  premises
TATIONS        except those contained  herein,  and those, if any,  contained in some written communication to the Tenant, signed by the Landlord.
               This instrument may not be changed, modified, discharged or terminated orally.


ATTORNEY'S          TWENTIETH.  - If the Tenant  shall at any time be in default
FEES hereunder, and if the Landlord shall institute an action or summary proceeding against the Tenant based upon such default, then the Tenant will reimburse the Landlord for the expense of attorneys' fees and disbursements thereby incurred by the Landlord, so far as the same are reasonable in amount. Also so long as the Tenant shall be a tenant hereunder the amount of such expenses shall be deemed to be "additional rent" hereunder and shall be due from the Tenant to the Landlord on the first day of the month following the incurring of such respective expenses.


                    TWENTY-FIRST. - Landlord shall not be liable for failure to POSSESSION give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy, or due to a prior Tenant wrongfully holding over or any other person wrongfully in possession or for any other reason; in such event the rent shall not commence until possession is given or is available, but the term herein shall not be extended.

               THE TENANT FURTHER COVENANTS:

IF A FIRST          TWENTY-SECOND. - If the demised premises or any part thereof
FLOOR consist of a store, or of a first floor, or of any part thereof, the Tenant will keep the sidewalk and curb in from thereof clean at all times and free from snow and ice, and will keep insured in favor of the Landlord, all plate glass therein and furnish the Landlord with policies of insurance covering the same.


                    TWENTY-THIRD. - If by reason of the conduct upon the demised premises of a business not herein  permitted,  or if by reason of
INCREASED      the improper or careless  conduct of any business  upon or use of
FIRE           the demised  premises,  the fire insurance rate shall at any time
INSURANCE      be higher  than it  otherwise  would  be,  then the  Tenant  will
RATE           reimburse the Landlord,  as additional rent  hereunder,  for that part of all fire insurance premiums hereafter paid out by the Landlord which shall have been charged because of the conduct of such business not so permitted, or because of the improper or careless conduct of any business upon or use of the demised premises, and will make such reimbursement upon the first day of the month following such outlay by the Landlord; but this covenant shall not apply to a premium for any period beyond the expiration date of this lease, first above specified. In any action or proceeding wherein the Landlord and Tenant are parties, a schedule or "make up" of rate for the building on the demised premises, purporting to have been issued by New York Fire
               Insurance Exchange, or other body making fire insurance rates for the demised premises, shall be prima facie evidence of the facts therein stated and of the several items and charges included in the fire insurance rate then applicable to the demised premises.


                    TWENTY-FOURTH.  - If a separate water meter be installed for
WATER RENT     the demised premises,  or any part thereof,  the Tenant will keep the same in repair and pay the charges  made by the  municipality or water supply  company for or in respect to the  consumption of water,  as and when bills  therefor are rendered.  If the demised premises,  or any part thereof,  be supplied with water through a meter which supplies other  premises,  the Tenant will pay to the
               Landlord,  as and when bills are rendered therefor,  the Tenant's proportionate part of all charges which the municipality or water supply  company  shall make for all water  consumed  through said meter, as indicated by said meter. Such  proportionate part shall be fixed by apportioning the respective charge according to floor area  against  all of the  rentable  floor  area in the  building
               (exclusive of the basement) which shall have been occupied during the period of the  respective  charges,  taking into  account the period that each part of such area was occupied. Tenant agrees to
SEWER          pay  as  additional   rent  the  Tenant's   proportionate   part,
               determined as aforesaid, of the sewer rent or charge imposed or assessed upon the building of which the premises are a part.


                    TWENTY-FIFTH.  - That  the  Tenant  will  purchase  from the
ELECTRIC       Landlord,  if the Landlord shall so desire,  all electric current
CURRENT        that the Tenant  requires at the demised  premises,  and will pay the Landlord for the same, as the amount of consumption shall be indicated by the meter furnished therefor. The price for said current shall be the same as that charged for consumption similar to that of the Tenant by the company supplying electricity in the same community. Payments shall be due as and when bills shall be rendered. The Tenant shall comply with like rules, regulations and contract provisions as those prescribed by said company for a consumption similar to that of the Tenant.



                    TWENTY-SIXTH.  - If there  now is or shall be  installed  in said building a "sprinkler  system" the Tenant agrees to keep the
SPRINKLER      appliances  thereto in the  demised  premises  in repair and good
SYSTEM         working condition, and if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or  official  of  the  State  or  local  government  requires  or
               recommends  that  any  changes,  modifications,   alterations  or
               additional sprinkler heads or other equipment be made or supplied
               by  reason  of  the  Tenant's   business,   or  the  location  of
               partitions,  trade  fixtures,  or other  contents  of the demised
               premises,  or  if  such  changes,   modifications,   alterations,
               additional  sprinkler  heads or other  equipment  in the  demised premises are necessary to prevent the  imposition of a penalty or charge against the full  allowance for a sprinkler  system in the fire  insurance  rate as fixed by said  Exchange,  or by and Fire
               Insurance  Company,  the Tenant will at the Tenants' own expense,
               promptly   make   and   supply   such   changes,   modifications,
               alterations,  additional  sprinkler heads or other equipment.  As additional  rent  hereunder  the Tenant will pay to the Landlord,
               annually      in      advance,      throughout      the      term
               $_______________________, toward the contract price for sprinkler supervisory service.

                    TWENTY-SEVENTH.  - The  sum  of  Two  Thousand  Two  Hundred
               ($2,200.00) Dollars is deposited by the Tenant herein with the Landlord herein as security for the faithful performance of all the covenants and conditions of the lease by the said Tenant. If the Tenant faithfully performs all the covenants and conditions
SECURITY on his part to be performed, then the sum deposited shall be returned to said Tenant with no interest


                    TWENTY-EIGHTH.  - This lease is granted and  accepted on the especially understood and agreed condition that the Tenant will conduct his business in such a manner, both as regards noise and
NUISANCE kindred nuisances, as will in no wise interfere with, annoy, or disturb any other tenants, in the conduct of their several businesses, or the landlord in the management of the building; under penalty of forfeiture of this lease and consequential damages.


                    TWENTY-NINTH.    -   The    Landlord    hereby    recognizes
               ____________________________  as the  broker who  negotiated  and consummated  this lease with the Tenant  herein,  and agrees that if,  as,  and when  the  Tenant  exercises  the  option,  if any, contained  herein to renew this lease,  or fails to exercise  the option,  if any,  contained  therein to cancel  this  lease,  the
BROKERS        Landlord  will  pay  to  said  broker  a  further  commission  in
COMMISSIONS    accordance with the rules and commission rates of the Real Estate
               Board in the community. A sale, transfer, or other disposition of the Landlord's interest in said lease shall not operate to defeat the Landlord's obligation to pay the said commission to the said broker. The Tenant herein hereby represents to the Landlord that the said broker is the sole and only broker who negotiated and consummated this lease with the Tenant.


                    THIRTIETH.  - The Tenant  agrees  that it will not  require, permit, suffer, nor allow the cleaning of any window, or windows, in the demised  premises from the outside  (within the meaning of
WINDOW         Section  202 of the Labor Law)  unless the  equipment  and safety
CLEANING       devices   required  by  law,   ordinance,   regulation  or  rule,
               including, without limitation,  Section 202 of the New York Labor
               Law,  are  provided  and  used,  and  unless  the  rules,  or any supplemental  rules of the  Industrial  Board of the State of New
               York are fully  complied  with;  and the Tenant  hereby agrees to
               indemnify   the   Landlord,    Owner,   Agent,   Manager   and/or
               Superintendent,   as  a  result   of  the   Tenant's   requiring,
               permitting, suffering, or allowing any window, or windows in the demised premises to be cleaned from the outside in violation of the requirements of the aforesaid laws, ordinances, regulations and/or rules.


VALIDITY            THIRTY-FIRST.  - The invalidity or  unenforceability  of any provision of this lease shall in no way affect the validity or enforceability of any other provision hereof.


EXECUTION           THIRTY-SECOND.  - In order to avoid  delay,  this  lease has
& DELIVERY     been prepared and submitted to the Tenant for signature  with the
OF LEASE       understanding  that it shall  not bind the  Landlord  unless  and until it is executed and delivered by the Landlord.


EXTERIOR OF         THIRTY-THIRD.  - The Tenant will keep clean and polished all
PREMISES metal, trim, marble and stonework which are a part of the exterior of the premises, using such materials and methods as the landlord may direct, and if the tenant shall fail to comply with the provisions of this paragraph, the Landlord may cause such work to be done at the expense of the Tenant.


                    THIRTY-FOURTH.  - The Landlord  shall replace at the expense of the Tenant any and all broken  glass in the  skylights,  doors and walls in and about the demised  premises.  The  Landlord  may
PLATE GLASS    insure and keep insured all plate glass in the  skylights,  doors and walls in the demised premises, for and in the name of the Landlord and bills for the premiums therefor shall be rendered by the Landlord to the Tenant at such times as the Landlord may elect, and shall be due from and payable by the Tenant when rendered, and the amount thereof shall be deemed to be, and shall be paid as, additional rent.


WAR                 THIRTY-FIFTH.  - This lease and the  obligation of Tenant to
EMERGENCY      pay rent  hereunder  and perform all of the other  covenants  and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National
               Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

               THE LANDLORD COVENANTS

QUIET               FIRST. - That if and so long as the Tenant pays the rent and
POSSESSION     "additional rent" reserved hereby,  and performs and observes the covenants and provisions hereof, the Tenant shall quietly enjoy the demised premises, subject, however, to the terms of this lease, and to the mortgages above mentioned, provided however, that this covenant shall be conditioned upon the retention of title to the premises by Landlord.


ELEVATOR            SECOND.   -  Subject   to  the   provisions   of   Paragraph
HEAT "Fourteenth" above the Landlord will furnish the following respective services: (a) Elevator service, if the building shall contain an elevator or elevators, on all days except Sundays and holidays, from ____________A.M. to __________P.M. and on
               Saturdays from __________A.M. to __________P.M.; (b) Heat, during the same hours on the same days in the cold season in each year.

                                      SEE RIDER ATTAC HED  10 PAGES


                    And it is mutually  understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

                    IN  WITNESS   WHEREOF,   the   Landlord   and  Tenant   have
               respectively signed and sealed these presents the day and year first above written.

                                           /s/ Sam Sevarese               [L.S.]
                                           -------------------------------
                                               Sam Sevarese -           Landlord

IN PRESENCE OF:


                                         X /s/ John Rogers                [L.S.]
                                           -------------------------------
                                             John Rogers - Vice President Tenant

GABRIEL E. MERLE
Notary Public, State of New York
No. 30-4745569 - Nassau County
Commission Expires January 31, 1996

/s/ Gabriel E. Merle                            [Text in original illegible]

State of New York, County of               ss:
         On the                     day of        19 , before me personally came
 , to me known, who, being by me duly sworn, did depose and say that he  resides
at                                                         ; that he is
                         of                                    , the corporation
described in and which executed the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.



State of New York, County of              ss:
         On the                     day of        19 , before me personally came
 , to me known, who, being by me duly sworn, did depose and say that he resides
at                                                         ; that he is
                         of                                    , the corporation
described in and which executed the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.



State of New York, County of               ss:
         On the                     day of        19 , before me personally came
                           to me known  and  known  to me  to be the  individual
described in and who executed the foregoing instrument, and duly acknowledged that he executed the same.



State of New York, County of               ss:
         On the                     day of        19 , before me personally came
                             , subscribing witness to the  foregoing instrument,
with whom I am personally acquainted, who, being by me duly sworn, did depose and say, that he resided, at he time of the execution of said instrument, and
still resides,                 in that he is
and then was acquainted with                                          , and knew
                        to be                    the individual described in and
who  executed the  foregoing instrument; and that he,  said subscribing witness,
was present and saw                                                      execute
the same; and that he, said witness, thereupon at the same time subscribed his name as witness thereto.


                   BUILDING__________________________________

                   Premises__________________________________



                   ==========================================

                          Sam Savarese         Landlord

                                       to


                      AMERICAN MEDICAL ALERT CORP., Tenant
                                   John Rogers


                    ==========================================



                                      LEASE



                     =========================================

                                    GUARANTY

         In consideration of the letting of the premises within mentioned to the Tenant within named, and of the sum of One Dollar, to the undersigned in hand paid by the Landlord within named, the undersigned hereby guarantees to the Landlord and to the heirs, successors and/or assigns of the Landlord, the payment by the Tenant of the rent, within provided for, and the performance by the Tenant of all of the provisions of the within lease. Notice of all defaults is waived, and consent is hereby given to all extensions of time that any Landlord may grant.

         Dated,                     19



                                            ________________________________L.S.

STATE OF                  COUNTY OF                                          ss:
         On this                            day of       , 19        , before me
personally appeared
to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                           RIDER TO LEASE DATED, 1995
                        BETWEEN SAM SAVARESE, as LANDLORD
                   and AMERICAN MEDICAL ALERT CORP. as TENANT


                              PREMISES: FIRST FLOOR
                                        169-10 CROCHERON AVENUE
                                        FLUSHING, NEW YORK 11358

TO THE EXTENT THAT THERE MAY BE ANY CONFLICT OR INCONSISTENCY BETWEEN ANY PROVISION OF THIS RIDER AND ANY PROVISION CONTAINED IN THE MAIN BODY OF THIS LEASE, THE PROVISION IN THIS RIDER SHALL GOVERN.

________________________________________________________________________________

36.      TERM AND RENT

         The three (3) year term of this Lease shall commence as of July 1, 1995 and end on June 30, 1998 (unless sooner terminated in accordance with the terms hereof) and Tenant shall pay rent for the demised premises during said term as follows:


           TERM                        MONTHLY RENT                  ANNUAL RENT
           ----                        ------------                  -----------
July 1, 1995 - June 30, 1996             $1,100.00                    $13,200.00
July 1, 1996 - June 30, 1997             $1,155.00                    $13,860.00
July 1, 1997 - June 30, 1998             $1,212.75                    $14,553.53


37.      ADDITIONAL RENT:

         All costs and expenses which Tenant assumes or agrees to pay pursuant to this Lease shall at Landlord's option be treated as additional rent and, in the event of non-payment, Landlord shall have all the right and remedies herein provided for the case of non-payment of rent or of a breach of condition. If Tenant shall default in making any payment required to be made by Tenant (other than the payment of rent required by ARTICLES First and 36 of this Lease), or shall default in performing any term, covenant or condition of this Lease on the part of tenant to be performed which shall involve the expenditure of money by tenant, Landlord at Landlord's option may, but shall not be obligated to, make such payment or, on behalf of Tenant, expend such sum as may be necessary to perform and fulfill such term, covenant or condition, at the maximum legal rate of interest per annum form the date of such expenditure, shall be and be deemed to additional rent, in addition to fixed rent, and shall be repaid by Tenant to Landlord, on demand, but no such payment of expenditure by Landlord shall be deemed a waiver of Tenant's default nor shall it affect any other remedy of Landlord by reason of such default.

38.      FUEL & UTILITIES:

         The Landlord agrees to pay on hundred (100%) percent of all charges for fuel used in or upon the demised premises; however, Tenant shall be responsible for the payment of all charges for electricity, gas and water used in or upon the demised premises. Tenant acknowledge that the heating system shall be Landlord's responsibility to maintain (and replace if necessary) said systems at Landlord's own cost and expense, unless such maintenance or replacement is caused or necessitated by the act or negligence of Tenant, its agents, contractors servants, employees licensees or invitee.

         Furthermore, within 45 days after Landlord request, Tenant shall furnish Landlord with copies receipted utility bills for the prior month (or applicable billing period) or cancelled checks evidencing payment of said bills.

         In no event shall Landlord be responsible for providing services and/or for the payment of charges for water at the demised premises.

Landlord shall not in any way be liable or responsible to Tenant for any loss, damage or expense which Tenant may sustain or incur if either the quantity or character of electric services or other utility services is changed or is no longer available suitable for Tenant's requirements.

         Interruption or curtailment of such service shall not constitute a constructive or partial eviction nor entitle Tenant to any compensation or abatement of rent. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of the existing feeders to the building or the risers or wiring installation. Tenant shall make no alteration or addition to the electrical, heating, air conditioning gas or water equipment without the prior written consent of Landlord.

39.      INSURANCE:

         (a)The Tenant agrees, at its own cost and expense, to maintain in full force and effect during the term hereof and any extension or renewal thereof (and any period prior to the commencement of the term following the Tenant's entry) with respect to the demised premised, and the tenant's and any and all other occupant's business therein or therefrom, a policy of comprehensive general public liability insurance with minimum single combined limits of liability in the amount of ONE MILLION ($1,000,000.00) DOLLARS for the injury or death to one or more than one person. THREE HUNDRED THOUSAND DOLLARS for damage to property inclusive of sidewalk and parking facilitates; and policy insuring against business interruption to the extent of six (6) months rent to be determined in accordance with the applicable Annual Rent set forth in ARTICLE 36 above. In addition, Tenant will, at Tenant's expense maintain Workman's Compensation insurance with respect to the demised premises if required in accordance with applicable law. In addition, Tenant agrees to produce and maintain a policy of standard plate glass insurance for the demised premises.

         (b) The Tenant shall obtain fire insurance in the minimum amount of $200,000.00.

         Simultaneously with the execution hereof, a duplicate original or certificate of each policy of such insurance shall be furnished to Landlord. Such policy or policies shall be written by an insurance company or companies authorized to do business in the State of New York. Landlord shall be named as an insured in each such poiicy as its interest may appear. In or on each such policy, company, clauses or endorsements to the effect that except upon thirty
(30) days' prior written notice to Landlord, such policies shall be non-cancelable and the amount of insurance subrogation against Landlord on any claim that Tenant or any other party having an interest in such policy of the proceeds thereof may have against Landlord.

40.      REPAIRS:

         (a) Notwithstanding anything contained herein to the contrary, during the term hereof, Tenant shall make all non-structural repairs required to maintain the interior of the demised premises in good order and condition. Landlord shall not be liable to Tenant, or any other occupant of the demised premises, for the damages resulting from any failure by Tenant to repair or maintain the demised premises as required by Tenant by this paragraph. Landlord shall not be obligated to perform any repairs or maintenance upon the demised premised, other than structural repairs which are not caused or necessitated by the act or negligence or Tenant, its agents, contractors, servants, employees, licensees or invitee.

         (b) Tenant covenants that no waste shall be committed or suffered upon or to the demised premises, including the exterior and agrees, at its own cost and expense, to repair and maintain the demised premises, including taking care of graffiti and all fixtures, appurtenances, alterations, additions and improvements in and to the demised premises in good order and condition, including without limitation all doors, windows, window glass, floor covering and interior wall, as well as the plumbing, heating, electrical facilities and appliances in or on the demised premises.

         (c) Tenant shall be responsible for keeping the demised premises and its adjacent sidewalks and parking lot, if any, clean and frees of debris, snow and ice, etc.

         (d) In the event Tenant shall fail to make the necessary repairs to the demised premises as required by this Lease, or maintain the demised premises as required by this lease, then in that event, Landlord shall have the right, but shall not be obligated, to come upon the demised premises to make such repairs and/or maintenance and charge the cost thereof to tenant together with the charge for its services for having performed the work on behalf of the tenant. Such costs and charges shall be deemed additional rent and shall be due with the next installment of rent due thereafter. Any such performance by Landlord on behalf of Tenant shall not be deemed a waiver by Landlord of such default by Tenant.

41.      MORTGAGE SUBORDINATION:

         This lease shall be subject and subordinate at all times to the lien of the mortgages now on the demised premises and to all advances made or hereafter to be made upon the security thereof, and subject and subordinate to the lien of any mortgage or mortgages hereafter placed on the demised premises. Tenant will execute and deliver such further instrument or instruments subordinating this Lease to the lien of any such mortgage or mortgages as shall be desired by any mortgagee or proposed mortgagee. Tenant hereby appoints Landlord as attorney-in-fact of Tenant, irrevocably, to execute and deliver any such instrument or instruments for Tenant.

         Tenant shall furnish, upon demand from any such mortgagee or proposed mortgagee, its financial statement suitable for presentation to a duly accredited lending institution in order to assist Landlord in obtaining a mortgage against the premises if which the demised premises form a part. In the event said mortgagee shall require further information, Tenant shall promptly furnish such information, if same is available.

42.      ESTOPPEL CERTIFICATE:

         Within ten (10) days after request therefor by the Landlord, Tenant shall deliver in recordable form a certificate to Landlord or to any proposed mortgagee or purchaser certifying that this lease is in full force and effect and that there are no defenses or offsets to any rent payments hereunder, or stating those defaults or claims asserted by Tenant against Landlord. Such certificate shall be furnished without charge.

43.      ATTORNMENT:

         Tenant agrees that if by reason of default on the part of Landlord herein under any ground or underlying lease or mortgage or leasehold mortgage affecting Landlord's interest, a ground or underlying lessor or mortgagee or leasehold mortgagee shall enter into and become possessed of the real property of which the demised premises from a part, or any part or parts of such real property, either through possession or foreclosure action or proceedings, or either through the issuance and delivery of a new ground or underlying lease for said premises, then, if this Lease is in full force and effect at such time, Tenant shall attorn to such lessor, mortgagee or leasehold mortgagee, as its Landlord. In such event, such lessor, mortgagee or leasehold mortgagee shall not be liable to Tenant for any defaults theretofore committed by Landlord and not such default shall give rise to any of offset or deduction against the rents payable under this Lease to such lessor, mortgagee or leasehold mortgagee.

44.      LANDLORD'S WORK:

         Landlord shall have no obligation to decorate the demised premises or to make any installations, alterations, improvements or additions of any kind to adapt or equip the demised premises for the use provided for and contemplated by this Lease which shall be the sole responsibility of Tenant.

45.      ALTERATIONS:

         Tenant shall not make any alterations, additions or improvements to the demised premises without Landlord's prior written consent.

All alterations, decorations, installations, additions or improvements upon the demised premises made by either party, including without limitation all paneling, decorations, partitions, railings, floors, galleries and the like, shall, unless Landlord elects otherwise (which election shall be made by written notice to Tenant not less than thirty (30) days prior to the expiration or other termination of this Lease) become the property of Landlord, and shall remain upon, and be surrendered with, said premises as a part thereof at the end of the term. At the expiration of the term hereof, Tenant shall be entitled to remove all removable trade fixtures at its own cost and expense, provided said fixtures have not become affixed to the demised premises and further provided Tenant restores the demised premises to its original condition. In the event Landlord shall elect to have all or any such alterations, decorations, installations, additions or improvements removed by Tenant as set forth above, then such alterations, decorations, installations, additions or improvements as landlord shall select, shall be removed by Tenant at Tenant's expense and Tenant shall restore the demised premises to its original condition, at its own cost and expense, at or prior to the expiration of the term.

46.      INDEMNITY:

         Tenant agrees to indemnify and hold Landlord harmless form and against any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations arising form any work or thing whatsoever done by or on behalf of Tenant in or about the demised premises and will further indemnify and hold Landlord harmless form and against any and all claims arising from any breach or default on the part of Tenant to be performed pursuant to the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, servants employees, licensees or invitee, and from and against all cost, reasonable attorney's fees, expenses and liabilities incurred in or about any such claim or action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice form Landlord, covenants to resist or defend, at Tenant's expense, such action or proceeding by counsel reasonably satisfactory to landlord.

47.      EXCULPATORY CLAUSE:

         Not withstanding anything contained herein to the contrary, Tenant shall look solely to the estate and property of Landlord in the land and building of which the demised premises form a part for the satisfaction of Tenant's remedies for the collection of a judgment of other judicial process requiring the payment of money by Landlord as result of any negligence, default or breach by Landlord with respect of any of the terms, covenants and conditions or this Lease to be observed and/or performed by Landlord, and not other property or assets of Landlord or any or its individual partners shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

48.      INVOLUNTARY ASSIGNMENT:

         Notwithstanding any provision herein contained to the contrary, Landlord shall not be required to consent to any involuntary assignment of this Lease or of the interest of Tenant in this Lease by operation of law. Each of the following acts shall be considered an involuntary assignment:

                  (a) If Tenant is or becomes bankrupt or insolvent or is a debtor-in-possession under any insolvency statute, such as "Chapter XI" proceedings under the Bankruptcy Act, or where Tenant makes an assignment for the benefit of creditors or institutes a proceeding under the Bankruptcy Act in which Tenant is a bankrupt or a debtor or a debtor-in-possession, or if any proceeding is instituted against Tenant under the Bankruptcy Act which is not dismissed within sixty (60) days' or if Tenant a partnership or consists of more than one person or entity is or becomes bankrupt or insolvent or makes an assignment for the benefit of creditor, or in the event any court, court officer, referee, judge, trustee or judicial officer attempts to assign or offer the subject Lease for sale at auction or otherwise; or

                  (b) If a writ of attachment or execution is levied on this Lease; or

                  (c) If, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the demised premises.

         Any such involuntary assignment shall constitute a default by Tenant hereunder, and Landlord shall have the right to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant. Any such termination shall be made by Landlord in writing sent to Tenant by certified mail, return receipt requested.
         Ten (10) days after notifying Tenant of such termination, Landlord shall be entitled to immediate possession of the demised premises and may institute summary proceedings against Tenant or may take other suitable proceeding or action to obtain possession thereof.

49.      DEFAULT:

         (a) Non-payment of rent or any other breach of this Lease by Tenant shall be the basis for summary proceedings and Tenant by signing this Lease or assuming the obligations thereunder through assignment of otherwise hereby consents to the jurisdiction of any court to immediately dispossess Tenant in such summary proceedings.

         If Landlord shall be compelled to institute an action or summary proceedings against Tenant based upon a default hereunder by Tenant, then Tenant shall be liable to Landlord for any expenses incurred by Landlord as a result thereof, including but not limited to costs, disbursements and reasonable attorney's fees. The amount of any such expenses shall be deemed to be "additional rent" hereunder and shall be due form Tenant to Landlord on the first day of the next month following the expenditure of such sums by Landlord.

         (b) If the demised premises shall be vacated or abandoned, or in the event of a cancellation or termination hereof either by operation of law or by the issuance of a dispossess warrant or by the service of a notice of termination based on a default of Tenant as herein provided, Tenant shall, nevertheless, remain and continue liable to Landlord in a sum equal to all fixed rent and all additional rent herein reserved for the balance of the term herein originally granted; and Landlord may re-enter the demised premises, using such force for that purpose as may be necessary without being liable to any prosecution for said re-entry or the use of such force, and Landlord may repair or alter the demised premises in such manner as Landlord may deem necessary or advisable, and/or let or relet the demised premises or any or all parts thereof for the whole or any part of the remainder of the original term hereof or whole or any of the remainder of the original term hereof or for a longer period in Landlord's mane or as the agent of tenant, and, out of any rent so collected or received, Landlord shall first pay to itself the expense or cost or retaking, repossessing, repairing and/or altering the demised premises and the expense of removing all persons and property therefrom, including attorney's fees, and then shall pay itself any cost or expense sustained in securing any new tenant or tenants, including advertising, attorney's fees and brokerage fees, and then shall pay to itself any balance remaining on account of the liability of Tenant to Landlord for the sum equal to the rents and additional rents reserved herein and then unpaid by Tenant for the remainder of the term original herein demised. Any entry or re-entry by Landlord, whether had or taken under summary proceedings or otherwise, shall not absolve or discharge tenant from liability hereunder.

         (c) Should any rent so collected by Landlord after deduction of the aforementioned payments therefrom be insufficient to fully pay to Landlord a sum equal to all fixed rent and additional rent herein reserved, the balance of such deficiency shall be paid by Tenant on the rent days above specified, that is, upon each of such rent days Tenant shall pay to Landlord the amount of the deficiency then existing; and Tenant shall be and remain liable for any such amount thereof, or a sum equal to the amount of all rent and additional rent herein reserved, if there shall be no reletting, shall survive the issuance of any dispossess warrant of other termination hereof bases upon a default by Tenant and Tenant hereby expressly waives any defense that might be predicated upon the issuance of such dispossess warrant of such termination or cancellation of the term hereof.

         (d) Suit or suits for the recovery of any such deficiency or damages, or for sum equal to any installment of installment of rent or additional rent payable hereunder, may be brought by Landlord from time to time at Landlord's election, and nothing herein contained shall be deemed to require landlord to await the date whereon this Lease of the term hereof word have expired by limitation had there been no such default by Tenant or no such termination to cancellation.

         (e) Tenant hereby waives any and all right to recover or regain possession of the demised premises or to reinstate or to redeem this Lease as permitted or provided by or under any statute, law or decision now or hereafter in force and effect.

50.      WAIVER OF COUNTERCLAIM:

         Tenant waives any and all rights to interpose any counterclaim in any summary proceedings for the non-payment of rent; and any and all claims that may be asserted by Tenant shall only be made the subject of separate action and in such separate action, it is agreed that trial by jury is waived.

51.      PERMITS:

         Tenant covenants that Tenant will not use or suffer or permit any persons to use the demised premises for any unlawful purpose and to obtain and maintain at Tenant's sole cost and expense all licenses and permit form any and all governmental authorities having jurisdiction of the demised premises which may be necessary for the conduct of Tenant's business therein. Tenant further covenants to comply with all applicable laws, resolutions, codes, rules and regulation of any department, bureau, agency or any governmental authority having jurisdiction over the operations, occupancy, maintenance and use of the demised premises for the purposes set forth herein. Tenant will indemnify and hold Landlord harmless form and against any and all claims. penalties, loss, applicable law, rule or regulation of any governmental authority having jurisdiction over Tenant's use and occupancy of the subject premises. Tenant shall keep in full force and effect all necessary certificates of occupancy for the purposes for which the demised premises are rented.

52.      LIENS:

         Tenant agrees not to suffer or permit, during the demised term, any mechanic's or other lien for work, labor or services and/or materials furnished or otherwise to attach to and become a lien upon the premises as a result of any work done by or on behalf of Tenant. If such lien shall so attach, Tenant shall, within thirty (30) days after notice thereof, either pay or satisfy such lien or procure the discharge of such lien or record in such manner as may be permitted by law. Should Tenant fail or refuse to discharge any such lien within said thirty (30) day period, then Landlord is hereby authorized to add the amount of such lien to any regular installment of rent thereafter becoming due as additional rent and satisfy such lien out of such additional rent so paid or in the event of non-payment thereof, to declare a default hereunder.

53.      CONDEMNATION:

         (a) If the whole of the demised premises shall be acquired or condemned or any public or quasi-public use or purpose, this Lease and the term hereof shall end as of the date of the vesting of title with the same effect as if said date were the expiration date of the term. In such event the fixed rent and any additional rent shall be apportioned as of the date of expiration or sooner termination of this Lease.

         (b) If only a part of the demised premises shall be so acquired or condemned, then, except as otherwise provided in this paragraph, this Lease and the demised term shall continue in force and effect but, from and after the date of the vesting of title, the fixed rent shall be reduced in the proportion which the area of the part of the demised premises (other than the parking lot and sidewalk, if any) so acquired or condemned bears to the total area of the demised premises) immediately prior to such acquisition or condemnation. If a part of the demised premises shall be so acquired or condemned and, if by reason of such acquisition or condemnation, Tenant no longer has reasonable means of access to the demised premises, or cannot reasonably operate its business thereon, Tenant, at Tenant's option, may give Landlord, within forty-five (45) days next following the date upon which Tenant shall have received notice of vesting or title, five (5) days written notice of termination is given by Tenant, this Lease and the term hereof shall come to an end and expire upon the expiration of said five (5) days with the same effect as if such date was the date of expiration of this Lease. If a part of the demised premises shall be so acquired or condemned and this Lease and the demised term shall not be terminated pursuant to the foregoing provisions of this paragraph, Landlord shall restore that part of the demised premises not so acquired or condemned to the condition which it was in prior to such acquisition or condemnation. Landlord shall only be liable for such restoration expenses to the extent of any condemnation award it may receive on account thereof. In the event of the termination of this Lease and the term hereof pursuant to the provisions of this paragraph, the fixed rent and any additional rent shall be apportioned as of the date of expiration or sooner termination.

         (c) In the event of any such acquisition or condemnation of all or any part of the demised premises, Landlord shall be entitled to receive the entire award for any such acquisition or condemnation. Tenant shall have no claim against Landlord for the value of any unexpired portion of the term. Nothing contained in this paragraph shall be deemed to prevent Tenant form making a claim against the condemning authority for the value of Tenant's personal property which is compensable in law, such as trade fixtures.

54.      ASSIGNMENT AND SUBLETTING:

         Neither this Lease nor any portion of Tenant's interest therein shall be assigned or sublet, without the prior written consent of Landlord which consent shall not be unreasonably withheld or unduly delayed.

         (a) Any proposed assignment or sublet must be approved by the Landlord, and shall require Landlord's prior consent in written which consent shall not be unreasonably withheld. A request for Landlord's consent shall be in writing setting forth the following: (i) the names of the principals of the proposed assignee and their home addresses; (ii) the background and experience of the proposed assignee with respect to the use set forth in this Lease, and (iii) evidence of financial responsibility, including such financial statements as Landlord may require; all of the foregoing so that Landlord may be in position to determine whether or not the requested consent should be given, it being the intention of Landlord that the proposed assignee shall conduct business operations on a quality standard similar to the standards of Tenant.

         (b) That at the time of any such permitted assignment or sublet, Tenant shall have complied with and performed all of the terms, covenants and conditions of this Lease imposed upon and required to be compiled with and performed by Tenant to the date of such assignment or sublet.

         (c) In the event Tenant assigns this Lease, or sublets any portion of the premises, such assignment of sublet shall be evidenced by and instrument in writing duly executed and acknowledged in duplicate by the Tenant and the assignee or subtenant as the case may be. Such assignee or subtenant shall expressly accept and assume and agree to perform all of the terms and provisions in this Lease contained to be kept, observed and performed by the Tenant, and an executed duplicate original of such instrument, together with the address of the assignee of subtenant shall be deliver to the Landlord, all before any such assignment or sublease shall become effective. All instruments of assignment or sublease and assumption shall be prepared by the attorney for the Landlord at the cost and expense of the Tenant.

         (d) Tenant and subsequent assignees or subtenants, notwithstanding any such assignment or sublease and notwithstanding the acceptance of rent by Landlord form such assignee or subtenant, shall always remain liable for the payment of rent and additional rent hereunder and for the performance of all of the agreements, conditions, covenants and terms herein contained on the part of the Tenant herein to be kept, observed and performed.

         (e) The use of the premises shall be restricted to the same use set forth herein.

         (f) If the tenant is a corporation, any dissolution, merger, consolidation or reorganization of Tenant or the sale or other transfer of more than forty-nine (49%) percent of the capital stock of the Tenant or the sale of any portion of the assets of the Tenant outside "the ordinary course of business" shall be deemed an assignment under the terms of this paragraph and subject to the requirement of Landlord's prior consent hereunder.

55.      SIGNS:

         Tenant is herewith permitted to erect a sign on the outside of the demised premises advertising the conduct of Tenant's business therein, provided however, that it be installed erected in a non-hazardous manner and further provided that in the installation or erection thereof, Tenant does not in any respect deface, damage or mar any portion of the demised premises. Furthermore, Tenant shall obtain all necessary permits for such sign from any and all municipal departments having jurisdiction thereof and shall maintain said sign in compliance with all municipal laws and ordinances governing same. The Tenant shall be responsible for and maintain their signs on the exterior of the building; and repair any damage to the building; and provide the required liability insurance for same.

56.      GARBAGE:

         Tenant agrees that it will be responsible for handling and disposing of all rubbish, garbage and waste from the demised premises at the sole cost and expense of Tenant in accordance with the regulations established by Landlord, if any. Tenant further agrees not to permit the accumulation of any rubbish or garbage in, on or about any part of the demised premises.

57.      NOTICES:

         All notices, requests, demands or other communications desired or required to be given under any of the provisions hereof shall be in writing and shall be deemed to have been duly given on the date mailed if sent by certified mail, return receipt requested, addressed to Tenant at the demised and to Landlord at 20 Eastern Concourse, Amity Harbor, New York 11701, with copies to Landlord's attorneys, Alfonso Duarte ESQ. 199-14 24th Road, Whitestone, New York 11357 or at such other or additional addresses and the parties may designate by such notice to the other.

58.      "AS IS"

         Tenant does herewith acknowledge and declare that it is full familiar with the premises and environs, and the buildings and improvements thereon, and accepts said premises and environs, the buildings and improvements thereon, in an "as is" condition. Landlord makes no representation or warranty as to the fitness, feasibility or use of the demised premises, and any violations against the demised premises shall be removed promptly by Tenant at its sole cost and expense.

The Landlord will provide that the plumbing, heating and electrical systems will be in working order at the inception of this Lease.

59.      NO OFFER TO LEASE:

         The submission of this Lease by Landlord for execution by Tenant does not constitute and offer by Landlord to lease the demised premises to Tenant. This Lease shall not be effective until it has been fully executed by Landlord and Tenant and copies and counterparts have been delivered to the prospective parties.

60.      ATTORNEY'S FEES:

         In the event Landlord shall be required to commence any legal proceeding against Tenant on account of a default of breach by Tenant under this Lease, Tenant shall be obligated to pay to Landlord the reasonable attorney's fees and costs incurred in such legal proceedings by Landlord and for which Landlord shall receive final judgment.

61.      CAPTIONS:

         The captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Lease nor in any way affect this Lease.

62.      ENTIRE AGREEMENT BETWEEN PARTIES:

         This Lease contains the entire agreement and understanding between the parties with respect to the subject matter hereof, supersedes all prior agreements between said parties with respect to the subject matter hereof and cannot be amended or modified except by written agreement signed by all of the parties hereto.

63.      SEVERABILITY:

         The unenforceability, invalidity or illegality of any provision of this Lease shall not render the other provisions unenforceable, invalid or illegal.

64.      SUCCESSORS:

         This Lease shall be binding on and insure to the benefit of the parties hereof and their legal representatives, successors, heirs and assigns.

65.      LATE CHARGES:

         In the event that any rent or additional rent payment hereunder is not received by Landlord on or before the tenth (the) day after such payment is due under the Lease, Tenant agrees to pay Landlord a late payment fee of five (5%) percent of the payment so overdue. Such late payment fee shall be paid together with the said overdue payment of rent or additional rent. Such late payment fee is not is a penalty but is a mutually agreed upon administrative charge of defray the expenses incurred by Landlord on account of such late payment. Acceptance of such late payment fee shall not be deemed a waiver of Landlord's right to declare a default under this Lease for non-payment.

         In addition, Tenant shall pay Landlord a fee of FIFTY ($50.00) DOLLARS for each check of Tenant given to Landlord which is returned unpaid by Landlord's bank to defray the expenses incurred by Landlord as a result of such returned check.

66.      SECURITY DEPOSIT:

         At all times during the term of this Lease, Tenant shall maintain on deposit with Landlord a sum equal to two (2) months' rent (as per the rent schedule set forth in Article 36 above) as security for the due and faithful payment, as herein provided, of the rent, additional rent, charges and damages payable by Tenant under this Lease or pursuant to law and for the due and faithful payment herein provided, of the rent, additional rent, charges and damages payable by Tenant under this Lease or pursuant to law and for the due and faithful keeping, observance and performance of all the other covenants, agreements, terms, provisions and conditions of this Lease on the part of Tenant to be kept, observed and performed if at any time shall be in default of any payment of any such rent or in the keeping, observance or performance of any such other covenant, agreement, term provision or condition, Landlord may at its option apply the security so on deposit with Landlord to the payment of any such rent or to the payment of the costs incurred by Landlord in curing such default. If as a result of any such application of all or any part of such security, the amount of security so on deposit with Landlord shall be less than two (2) months' current rent tenant shall forthwith deposit with Landlord cash in an amount equal to the deficiency. If at the expiration of the term of this Lease, Tenant shall not be in default in the payment of such rent, additional rent, charge of damage or in the keeping observance or performance of any such other covenant, agreement observance or performance of any such other covenant, agreement, term, provision or condition of this Lease, then Landlord shall, within a reasonable time after the expiration of said term, return said security, if any, then on deposit with Landlord to Tenant pursuant to this
Article 66.

In the event of transfer of Landlord's interest in the premises, Landlord shall have the right to transfer the security to the transferee and Landlord shall, without any further agreement between the parties, thereupon by released by Tenant form all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer of assignment make of the security to a new Landlord. Tenant further covenants that it will not assign or encumber of attempt to assign to encumber said security or any part thereof and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. If the security deposit earns any interest it shall be for the Landlord's benefit in order to defray the expenses of maintaining such account.

         Any failure or refusal on the part of Tenant, its successors or assigns to timely make said security deposits required hereunder shall be deemed to be a material default of the terms of this Lease.

67. The Landlord agrees to give the Tenant an option to renew the lease for a period of FIVE (5) years with the acceptance of the terms by both parties, which are to be negotiated. This provision shall not apply if the Landlord desires to sell the building or utilize leased space for themselves. The Tenant shall give written notice, by certified mail, return receipt requested, of at least 90 days prior to the expiration of the Lease.

68. The Landlord shall allow the Tenant to utilize front portion of the basement to the beginning of the storage box and area under the stairs for storage only. The space between the storage box and the stairs shall be kept open and clear. The remainder of the basement shall be for the Landlord's use. The Landlord shall have accessibility to the basement.

69. The Tenant is responsible for the installation and maintenance of their antenna and any damages caused by same.

         IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Agreement as of the day and year first written above.


                                      /s/ Sam Savarese
                                      ------------------------------------------
                                      SAM SAVARESE, Landlord



                                     X/s/ John Rogers
                                      ------------------------------------------
                                     AMERICAN MEDICAL ALERT CORP.
                                     by John Rogers - Vice President


                                         GABRIEL E. MERLE
                                         Notary Public, State of New York
                                         No. 30-4745569 - Nassau County
                                         Commission Expires January 31, 1996

                                         /s/Gabriel E. Merle
                                         ---------------------------